# 00220994 – HMS Prospectus Supplement

Filed pursuant to 497(e)

File Nos. 033-35788 and 811-06136

Homestead Funds, Inc.

Supplement Dated November 26, 2018

to the Prospectus Dated May 1, 2018

This supplement revises certain information regarding the Short-Term Government Securities Fund and Short-Term Bond Fund (the “Funds”), each a series of Homestead Funds, Inc., contained in the above-referenced Prospectus.  Please read this supplement carefully and keep it with your Prospectus for future reference.  You may obtain copies of the Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free (800) 258-3030, by visiting Homestead Funds, Inc.’s website at homesteadfunds.com, or by writing to Homestead Funds, Inc., Attn: Investments Division, 4301 Wilson Boulevard, INV8-305, Arlington, Virginia 22203.

Effective November 26, 2018, Ivan Naranjo, CFA, FRM, was appointed as a co-manager to the Funds.  Mr. Naranjo comes to RE Advisers, the investment manager for the Funds, after 2 years as a senior fixed income trader with American Century Investments.  Mr. Naranjo also previously spent 5 years as an associate portfolio manager with Calvert Investment Management, LLC.

As such, the following changes are made to the Prospectus:

1.	The section titled “Short-Term Government Securities Fund – Fund Management – Portfolio Managers” on page 8 of the Prospectus is deleted in its entirety and is replaced with the following:

Portfolio Managers

Mauricio Agudelo and Ivan Naranjo, CFA, FRM are the co-managers of the Short-Term Government Securities Fund. Mr. Agudelo is a Senior Fixed-Income Portfolio Manager for RE Advisers and has managed or co-managed the Fund since May 2016. Mr. Naranjo is a Fixed-Income Portfolio Manager for RE Advisers and has co-managed the Fund since November 2018.

2.	The section titled “Short-Term Bond Fund – Fund Management – Portfolio Managers” on page 11 of the Prospectus is deleted in its entirety and is replaced with the following:

Portfolio Managers

Mauricio Agudelo and Ivan Naranjo, CFA, FRM are the co-managers of the Short-Term Bond Fund. Mr. Agudelo is a Senior Fixed-Income Portfolio Manager for RE Advisers and has managed or co-managed the Fund since May 2016. Mr. Naranjo is a Fixed-Income Portfolio Manager for RE Advisers and has co-managed the Fund since November 2018.

3.

Under Short-Term Government Securities Fund and Short-Term Bond Fund within the section titled “Management of the Funds – Portfolio Managers – Short-Term Government Securities Fund and Short-Term Bond Fund” on page 51 of the Prospectus, the paragraph related to “Douglas Kern” is deleted in its entirety and the following paragraph is added:

Ivan Naranjo, CFA, FRM

Mr. Naranjo is a Fixed Income Portfolio Manager for RE Advisers.  He is the co-portfolio manager for the Short-Term Government Securities Fund and the Short-Term Bond Fund.  He has co-managed these Funds since November 2018.  Prior to this role, he was a senior fixed income trader at American Century Investments from 2016 to 2018, a senior investment risk analyst at Legg Mason & Co., LLC from 2015 to 2016, and an associate portfolio manager at Calvert Investment Management, LLC from 2010 to 2015, where he held different responsibilities including portfolio construction, securities analysis, trading, and risk monitoring for a number of taxable fixed income mutual fund portfolios. He received a B.S. in finance from the University of Maryland, Robert H. Smith School of Business. He joined RE Advisers in 2018.